UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2008

MISCOR Group, Ltd.
(Exact name of registrant as specified in its charter)

Indiana	333-129354	20-0995245
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1125 South Walnut Street, South Bend, Indiana		46619
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (574) 234-8131

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by MISCOR Group, Ltd. (“MISCOR”), on January 23, 2008 (the “Original 8-K”), announcing the completion of the acquisition by MISCOR of all the issued and outstanding shares of capital stock of American Motive Power, Inc. (“AMP”), on January 16, 2008.  The sole purpose of this Amendment No. 1 is to provide the historical financial statements of AMP as required by Item 9.01(a), and the pro forma financial information as required by Item 9.01(b), in connection with MISCOR’s acquisition of all the issued and outstanding capital stock of AMP, which financial statements were not included in the Original 8-K.  Please refer to the Original 8-K for further discussion of MISCOR’s acquisition of AMP.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.  The audited financial statements of AMP as of and for the two years ended December 31, 2007 and 2006, are attached hereto as Exhibit 99.2 and are incorporated by reference herein.

(b)  Pro Forma Financial Information.  Unaudited pro forma condensed combining financial information of MISCOR, giving effect to the acquisition of AMP by MISCOR, presented in accordance with Article 8 of Regulation S-X, is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

(d)  Exhibits.

Exhibit No.	Description
2.1*@	AMP Stock Purchase Agreement dated January 16, 2008, by and among MISCOR Group, Ltd., Lawrence Mehlenbacher, Joseph Fearon, Thomas Coll, Richard Rizzieri, and Gary Walsh
10.1*	Lease Agreement dated January 16, 2008, between Dansville Properties, LLC and AMP.
10.2*	Non-Compete Agreement dated January 16, 2008, between AMP and Lawrence Mehlenbacher
10.3*	Non-Compete Agreement dated January 16, 2008, between AMP and Richard Rizzieri
10.4*	Non-Compete Agreement dated January 16, 2008, between AMP and Thomas Coll
10.5*	Non-Compete Agreement dated January 16, 2008, between AMP and Gary Walsh
10.6*	Non-Compete Agreement dated January 16, 2008, between AMP and Joseph Fearon
10.7*	Mutual Services Agreement dated January 16, 2008, among AMP, LMC Power Systems, Inc., LMC Industrial Contractors, Inc., and Dansville Properties, LLC
10.8*
Prior Contract Termination Agreement dated January 16, 2008, among Lawrence Mehlenbacher, Joseph Fearon, Thomas Coll, Richard Rizzieri, Gary Walsh, LMC Industrial Contractors, Inc., LMC Power Systems, Inc., Dansville Properties, LLC and AMP

23.1	Consent of BDO Seidman, LLP
99.1*	Press Release dated January 16, 2008, reporting acquisition of capital stock of AMP
99.2	AMP audited financial statements as of and for the two years ended December 31, 2007 and 2006
99.3	Unaudited pro forma condensed combining financial information of MISCOR Group, Ltd., and subsidiaries

*	Previously filed as an exhibit to MISCOR’s Original 8-K, filed on January 23, 2008.
@
MISCOR has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K.  MISCOR will furnish a copy of any omitted schedule or similar attachment to the Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISCOR Group, Ltd.
Date: April 1, 2008

	By:	/s/ Richard J. Mullin
Printed Name: Richard J. Mullin
Title: Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1*@	AMP Stock Purchase Agreement dated January 16, 2008, by and among MISCOR Group, Ltd., Lawrence Mehlenbacher, Joseph Fearon, Thomas Coll, Richard Rizzieri, and Gary Walsh
10.1*	Lease Agreement dated January 16, 2008, between Dansville Properties, LLC and AMP.
10.2*	Non-Compete Agreement dated January 16, 2008, between AMP and Lawrence Mehlenbacher
10.3*	Non-Compete Agreement dated January 16, 2008, between AMP and Richard Rizzieri
10.4*	Non-Compete Agreement dated January 16, 2008, between AMP and Thomas Coll
10.5*	Non-Compete Agreement dated January 16, 2008, between AMP and Gary Walsh
10.6*	Non-Compete Agreement dated January 16, 2008, between AMP and Joseph Fearon
10.7*	Mutual Services Agreement dated January 16, 2008, among AMP, LMC Power Systems, Inc., LMC Industrial Contractors, Inc., and Dansville Properties, LLC
10.8*
Prior Contract Termination Agreement dated January 16, 2008, among Lawrence Mehlenbacher, Joseph Fearon, Thomas Coll, Richard Rizzieri, Gary Walsh, LMC Industrial Contractors, Inc., LMC Power Systems, Inc., Dansville Properties, LLC and AMP

23.1	Consent of BDO Seidman, LLP
99.1*	Press Release dated January 16, 2008, reporting acquisition of capital stock of AMP
99.2	AMP audited financial statements as of and for the two years ended December 31, 2007 and 2006
99.3	Unaudited pro forma condensed combining financial information of MISCOR Group, Ltd., and subsidiaries

*	Previously filed as an exhibit to MISCOR’s Original 8-K, filed on January 23, 2008.
@
MISCOR has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K.  MISCOR will furnish a copy of any omitted schedule or similar attachment to the Commission upon request.